UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-07288
                                   ---------

               FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
               -------------------------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        (Address of principal executive offices) (Zip code)

 MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
 -----------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 09/30
                         -----

Date of reporting period: 09/30/04
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.



                               [GRAPHIC OMITTED]

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                                                    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------


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    ANNUAL REPORT AND SHAREHOLDER LETTER            |      INCOME
--------------------------------------------------------------------------------
                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?
                 FRANKLIN
        STRATEGIC MORTGAGE PORTFOLIO                  Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
-------------------------------------------------------------------------------

                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                                 FRANKLIN TEMPLETON INVESTMENTS

                                 GAIN FROM OUR PERSPECTIVE

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to distinctly
                                 different investment approaches, Franklin,
                                 Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin Strategic Mortgage Portfolio .....................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   10

Financial Highlights and
Statement of Investments ..................................................   12

Financial Statements ......................................................   19

Notes to Financial Statements .............................................   22

Report of Independent Registered Public
Accounting Firm ...........................................................   30

Board Members and Officers ................................................   31

Shareholder Information ...................................................   36

--------------------------------------------------------------------------------


ANNUAL REPORT

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Strategic Mortgage Portfolio seeks a high level of total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in a portfolio of mortgage securities. The Fund normally focuses its investments in mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Strategic Mortgage Portfolio covers the fiscal year ended September 30, 2004.

PERFORMANCE OVERVIEW

Franklin Strategic Mortgage Portfolio - Class A posted a +4.41% cumulative total return for the 12 months ended September 30, 2004. The Fund's performance was comparable to the benchmark index, the Citigroup Mortgage Index, which returned 4.43% for the same period.(2) For comparison, the Lipper U.S. Mortgage Funds Objective Average returned 3.35%, and the Lehman Brothers

(1) U.S. government securities owned by the Fund or held under repurchase agreement, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. Yield and share price are not guaranteed and will fluctuate with market conditions.

(2) Source: Standard & Poor's Micropal. The Citigroup Mortgage Index, a component of the Citigroup U.S. Broad Investment-Grade Bond Index, is a total return index that includes approximately 186 GNMA, FNMA and FHLMC issues. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                                                               Annual Report | 3

U.S. Treasury Index returned 0.04%.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

Over the past 12 months, the confusing employment picture was a dominant topic. While the unemployment rate declined to 5.4% on September 30, 2004, and there was some job growth, job creation according to the most recent nonfarm payroll statistics disappointed many market participants.(4) However, other sources, such as one from the National Federation of Independent Businesses (NFIB) showed stronger gains. The NFIB survey was particularly interesting, because small businesses historically have created about two-thirds of all new U.S. jobs.(5) As a result, many market participants believed that job growth was not accurately reflected in the nonfarm payroll numbers. During the year under review, more jobs combined with reductions in income tax helped to increase consumers' disposable income and allowed them to continue spending. That spending kept the economy growing.

Increases in business spending also contributed to economic growth. After declining in 2001 and 2002, business spending posted strong results during the period. For example, nonresidential investment spending increased 12.5% and 11.7% in the second and third quarters of 2004.(6) Historically low interest rates during the reporting period allowed many businesses the opportunity to refinance their old debt at more attractive levels. This helped enhance business operating performance, and corporate profits reflected this data. Many corporate debt products also benefited from this improvement. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.


(3) Sources: Lipper Inc.; Lehman Brothers Inc. The Lipper U.S. Mortgage Funds Objective Average is calculated by averaging the total return for all funds within the Lipper U.S. Mortgage Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper U.S. Mortgage Funds are defined as funds that invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. For the 12-month period ended 9/30/04, the Lipper U.S. Mortgage Funds Objective Average consisted of 78 funds. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if these or other factors had been considered. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series (SLGs) bonds, STRIPS and Treasury Inflation-Protection Securities
      (TIPS). Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The Fund's investment return and share price fluctuate with market conditions. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(4)   Source: Bureau of Labor Statistics.

(5) Source: Dennis, William J., Jr., NFIB Research Foundation, "The Public Reviews Small Business," 8/04.

(6)   Source: Bureau of Economic Analysis.


4 | Annual Report

PORTFOLIO BREAKDOWN
Based on Total Long-Term Investments*

--------------------------------------------------------------------------------
                                                         9/30/04**     9/30/03
--------------------------------------------------------------------------------
30-Year Mortgage Pass-Throughs                             57.8%        61.9%
--------------------------------------------------------------------------------
15-Year Mortgage Pass-Throughs                             15.1%        14.5%
--------------------------------------------------------------------------------
Home Equity Loans & Manufactured Housing ABS               12.8%         8.1%
--------------------------------------------------------------------------------
Adjustable Rate Mortgages                                  12.0%        15.5%
--------------------------------------------------------------------------------
20-Year Mortgage Pass-Throughs                              2.3%         0.0%
--------------------------------------------------------------------------------

*     Total long-term investments do not include short-term investments.

**    Liability for Forward Settlements equals -14.3% of total net assets.

Although energy prices rose 6.7% for the year under review, the core Consumer Price Index, a measure of inflation excluding food and energy costs, rose a more subdued 2.0% for the 12 months ended September 30, 2004.(4) Expected inflation is a key determinant of interest rates, and this environment contributed to the continued low level of interest rates during the period. The 10-year U.S. Treasury yield rose modestly from 3.96% at the beginning of the fiscal year to 4.14% on September 30, 2004.

The general interest rate decline over the past few years has helped to provide a certain amount of stimulus to consumers and businesses. Even with recently rising interest rates, other sources of economic stimulus remained during the period, including positive employment data as well as business strength.

DIVIDEND DISTRIBUTIONS*
10/1/03-9/30/04

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
October                                                             4.3981 cents
--------------------------------------------------------------------------------
November                                                            4.2498 cents
--------------------------------------------------------------------------------
December                                                            4.9358 cents
--------------------------------------------------------------------------------
January                                                             4.4851 cents
--------------------------------------------------------------------------------
February                                                            4.4568 cents
--------------------------------------------------------------------------------
March                                                               4.8100 cents
--------------------------------------------------------------------------------
April                                                               4.3745 cents
--------------------------------------------------------------------------------
May                                                                 4.0786 cents
--------------------------------------------------------------------------------
June                                                                5.1231 cents
--------------------------------------------------------------------------------
July                                                                4.3785 cents
--------------------------------------------------------------------------------
August                                                              4.5130 cents
--------------------------------------------------------------------------------
September                                                           4.2206 cents
--------------------------------------------------------------------------------
TOTAL                                                              54.0239 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                               Annual Report | 5

INVESTMENT STRATEGY

We invest at least 80% of total net assets in mortgage-backed securities and mortgage-related securities. Normally we focus on mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac. At least 65% of total net assets are invested in securities rated AAA by Standard & Poor's (S&P) or Aaa by Moody's Investors Service (Moody's), independent credit rating agencies. The remaining 35% of the portfolio securities will be rated at least BBB by S&P or Baa by Moody's or, if unrated, securities will be deemed of comparable quality by the Fund's manager. We analyze securities using research to help identify attractive investment opportunities.

MANAGER'S DISCUSSION

We began the period with a relatively heavy weighting in lower coupon (5%), mortgage-backed securities. Toward the end of the period, however, we began to shift some assets out of these 5% coupon securities into other areas. Primarily, we looked to higher coupon issues for value. Our higher coupon positions offered less price risk as interest rates rose. For further diversification, we also increased allocation to mortgage-related asset-backed securities.


6 | Annual Report

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.


                        /s/ Roger A. Bayston
[PHOTO OMITTED]
                        Roger A. Bayston, CFA


                        /s/ Kent Burns
[PHOTO OMITTED]
                        Kent Burns, CFA


                        /s/ Doug Magowan
[PHOTO OMITTED]
                        Doug Magowan


                        /s/ Paul Varunok
[PHOTO OMITTED]
                        Paul Varunok

                        Portfolio Management Team
                        Franklin Strategic Mortgage Portfolio

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

PERFORMANCE SUMMARY AS OF 9/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------
CLASS A                                               CHANGE           9/30/04          9/30/03
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.10             $9.96           $10.06
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/03-9/30/04)
-----------------------------------------------------------------------------------------------
Dividend Income                     $0.540239
-----------------------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE.

-----------------------------------------------------------------------------------------------
CLASS A                                               1-YEAR           5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return(2)                            +4.41%           +40.99%         +106.18%
-----------------------------------------------------------------------------------------------
Average Annual Total Return(3)                        -0.06%            +6.19%           +7.04%
-----------------------------------------------------------------------------------------------
   Distribution Rate(4)                 4.94%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)         3.62%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO - CLASS A
Total Return Index Comparison
$10,000 Investment (10/1/94 - 9/30/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                    FRANKLIN STRATEGIC           CITIGROUP
                    MORTGAGE PORTFOLIO       MORTGAGE INDEX(6)
     ---------------------------------------------------------
       10/1/1994           $9,573               $10,000
      10/31/1994           $9,550                $9,998
      11/30/1994           $9,525                $9,962
      12/31/1994           $9,612               $10,044
       1/31/1995           $9,809               $10,270
       2/28/1995          $10,060               $10,532
       3/31/1995          $10,094               $10,575
       4/30/1995          $10,227               $10,716
       5/31/1995          $10,560               $11,063
       6/30/1995          $10,624               $11,121
       7/31/1995          $10,639               $11,143
       8/31/1995          $10,747               $11,246
       9/30/1995          $10,843               $11,347
      10/31/1995          $10,955               $11,250
      11/30/1995          $11,075               $11,586
      12/31/1995          $11,204               $11,729
       1/31/1996          $11,297               $11,819
       2/29/1996          $11,207               $11,725
       3/31/1996          $11,158               $11,686
       4/30/1996          $11,129               $11,632
       5/31/1996          $11,094               $11,616
       6/30/1996          $11,224               $11,765
       7/31/1996          $11,276               $11,811
       8/31/1996          $11,273               $11,813
       9/30/1996          $11,460               $12,012
      10/31/1996          $11,683               $12,245
      11/30/1996          $11,846               $12,414
      12/31/1996          $11,800               $12,359
       1/31/1997          $11,882               $12,464
       2/28/1997          $11,904               $12,478
       3/31/1997          $11,861               $12,374
       4/30/1997          $12,030               $12,562
       5/31/1997          $12,135               $12,680
       6/30/1997          $12,258               $12,826
       7/31/1997          $12,454               $13,063
       8/31/1997          $12,446               $13,040
       9/30/1997          $12,588               $13,195
      10/31/1997          $12,710               $13,337
      11/30/1997          $12,741               $13,382
      12/31/1997          $12,860               $13,505
       1/31/1998          $12,981               $13,630
       2/28/1998          $13,011               $13,672
       3/31/1998          $13,058               $13,725
       4/30/1998          $13,124               $13,802
       5/31/1998          $13,217               $13,899
       6/30/1998          $13,293               $13,960
       7/31/1998          $13,353               $14,029
       8/31/1998          $13,492               $14,156
       9/30/1998          $13,684               $14,326
      10/31/1998          $13,686               $14,310
      11/30/1998          $13,771               $14,376
      12/31/1998          $13,832               $14,448
       1/31/1999          $13,913               $14,548
       2/28/1999          $13,844               $14,494
       3/31/1999          $13,923               $14,594
       4/30/1999          $13,983               $14,666
       5/31/1999          $13,891               $14,567
       6/30/1999          $13,854               $14,534
       7/31/1999          $13,774               $14,434
       8/31/1999          $13,764               $14,426
       9/30/1999          $13,999               $14,672
      10/31/1999          $14,060               $14,749
      11/30/1999          $14,073               $14,761
      12/31/1999          $14,037               $14,713
       1/31/2000          $13,928               $14,600
       2/29/2000          $14,084               $14,772
       3/31/2000          $14,227               $14,931
       4/30/2000          $14,247               $14,938
       5/31/2000          $14,261               $14,950
       6/30/2000          $14,557               $15,273
       7/31/2000          $14,656               $15,370
       8/31/2000          $14,883               $15,597
       9/30/2000          $15,063               $15,764
      10/31/2000          $15,176               $15,881
      11/30/2000          $15,406               $16,116
      12/31/2000          $15,712               $16,374
       1/31/2001          $15,936               $16,628
       2/28/2001          $16,029               $16,720
       3/31/2001          $16,136               $16,829
       4/30/2001          $16,153               $16,846
       5/31/2001          $16,246               $16,951
       6/30/2001          $16,314               $16,974
       7/31/2001          $16,588               $17,290
       8/31/2001          $16,730               $17,448
       9/30/2001          $16,961               $17,705
      10/31/2001          $17,180               $17,945
      11/30/2001          $17,075               $17,781
      12/31/2001          $17,027               $17,717
       1/31/2002          $17,183               $17,891
       2/28/2002          $17,353               $18,086
       3/31/2002          $17,173               $17,903
       4/30/2002          $17,510               $18,237
       5/31/2002          $17,633               $18,371
       6/30/2002          $17,787               $18,519
       7/31/2002          $17,997               $18,728
       8/31/2002          $18,130               $18,893
       9/30/2002          $18,283               $19,030
      10/31/2002          $18,344               $19,102
      11/30/2002          $18,339               $19,084
      12/31/2002          $18,533               $19,286
       1/31/2003          $18,578               $19,340
       2/28/2003          $18,691               $19,473
       3/31/2003          $18,712               $19,466
       4/30/2003          $18,790               $19,540
       5/31/2003          $18,835               $19,550
       6/30/2003          $18,850               $19,592
       7/31/2003          $18,490               $19,238
       8/31/2003          $18,609               $19,364
       9/30/2003          $18,905               $19,695
      10/31/2003          $18,818               $19,628
      11/30/2003          $18,879               $19,685
      12/31/2003          $19,068               $19,877
       1/31/2004          $19,191               $20,004
       2/29/2004          $19,372               $20,177
       3/31/2004          $19,426               $20,266
       4/30/2004          $19,144               $19,910
       5/31/2004          $19,106               $19,846
       6/30/2004          $19,245               $20,018
       7/31/2004          $19,389               $20,206
       8/31/2004          $19,714               $20,538
       9/30/2004          $19,738               $20,567

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD MAY BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge.

(4) Distribution rate is based on an annualization of September's 4.2206 cent per share dividend and the maximum offering price of $10.40 on 9/30/04.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/04.

(6) Source: Standard & Poor's Micropal. The Citigroup Mortgage Index, a component of the Citigroup U.S. Broad Investment-Grade Bond Index, is a total return index that includes 186 GNMA, FNMA and FHLMC issues.


                                                               Annual Report | 9

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                        VALUE 3/31/04      VALUE 9/30/04    PERIOD* 3/31/04-9/30/04
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,016.10               $2.72
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,022.30               $2.73
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                                                              Annual Report | 11

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                                   -----------------------------------------------------------------
                                                                                           YEAR ENDED SEPTEMBER 30,
                                                                       2004          2003          2002          2001         2000
                                                                   -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............................   $  10.06      $  10.36      $  10.27      $   9.77      $  9.74
                                                                   -----------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ......................................       .328          .285          .488          .657         .663

 Net realized and unrealized gains (losses) ....................       .112          .048          .280          .539         .043
                                                                   -----------------------------------------------------------------
Total from investment operations ...............................       .440          .333          .768         1.196         .706
                                                                   -----------------------------------------------------------------

Less distributions from:

 Net investment income .........................................      (.540)        (.542)        (.596)        (.693)       (.676)

 Realized capital gain .........................................         --         (.091)        (.082)           --           --
                                                                   -----------------------------------------------------------------
Total distributions ............................................      (.540)        (.633)        (.678)        (.693)       (.676)
                                                                   -----------------------------------------------------------------
Redemption fees ................................................         --(c)         --            --            --           --
                                                                   -----------------------------------------------------------------
Net asset value, end of year ...................................   $   9.96      $  10.06      $  10.36      $  10.27      $  9.77
                                                                   =================================================================

Total return(b) ................................................       4.41%         3.40%         7.79%        12.60%        7.60%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................   $376,848      $421,827      $407,701      $188,330      $49,572

Ratios to average net assets:

 Expenses ......................................................        .54%          .52%          .54%          .64%         .63%

 Expenses net of waiver and payments by affiliate ..............        .54%          .52%          .25%           --%          --%

 Net investment income .........................................       3.29%         2.79%         4.78%         5.98%        6.87%

Portfolio turnover rate ........................................     245.18%       288.41%       219.99%       310.95%      226.43%

Portfolio turnover rate excluding mortgage dollar rolls(d) .....      50.14%       125.17%        87.47%        87.91%       42.00%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions and is not annualized for periods less than one year.

(c)   Amount is less than $.001 per share.

(d)   See Note 1(d) regarding mortgage dollar rolls.


12 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 34.0%
   FHLMC 30-Year, 5.50%, 10/01/33 ....................................................          $ 13,100,000           $ 13,280,125
   FHLMC 30-Year, 6.00%, 10/01/30 ....................................................            19,148,865             19,777,177
   FHLMC 30-Year, 8.00%, 4/01/08 - 5/01/17 ...........................................                68,653                 74,759
   FHLMC 30-Year, 8.50%, 2/01/17 .....................................................                17,995                 19,919
   FHLMC 30-Year, 9.00%, 7/01/08 - 6/01/16 ...........................................                10,168                 11,091
   FHLMC 30-Year, 9.125%, 9/01/17 ....................................................                 4,922                  5,483
   FHLMC Gold 15-Year, 4.50%, 10/01/18 - 2/01/19 .....................................            21,382,257             21,367,437
   FHLMC Gold 15-Year, 5.00%, 10/01/17 - 6/01/19 .....................................            10,746,450             10,941,344
   FHLMC Gold 15-Year, 5.50%, 10/01/18 - 4/01/19 .....................................             3,887,156              4,022,428
(a)FHLMC Gold 15-Year, 6.50%, 3/01/09 - 4/01/11 ......................................                13,233                 14,021
(a)FHLMC Gold 15-Year, 7.00%, 6/01/09 - 7/01/11 ......................................                13,697                 14,538
   FHLMC Gold 15-Year, 7.50%, 4/01/10 ................................................                 4,638                  4,934
   FHLMC Gold 15-Year, 8.00%, 1/01/10 - 12/01/12 .....................................               319,897                341,276
   FHLMC Gold 20-Year, 6.50%, 2/01/19 ................................................             1,649,454              1,740,019
   FHLMC Gold 30-Year, 5.00%, 10/01/33 - 7/01/34 .....................................            27,362,467             27,136,242
   FHLMC Gold 30-Year, 5.50%, 9/01/33 - 10/01/33 .....................................             3,157,184              3,208,312
   FHLMC Gold 30-Year, 6.00%, 7/01/28 - 10/01/33 .....................................             1,207,273              1,249,127
   FHLMC Gold 30-Year, 6.50%, 11/01/27 - 7/01/32 .....................................             3,177,038              3,342,604
   FHLMC Gold 30-Year, 7.00%, 9/01/21 - 7/01/32 ......................................             8,601,700              9,142,527
   FHLMC Gold 30-Year, 7.50%, 7/01/24 - 8/01/32 ......................................             2,785,140              2,987,783
   FHLMC Gold 30-Year, 8.00%, 7/01/24 - 5/01/30 ......................................               377,794                413,590
   FHLMC Gold 30-Year, 8.50%, 10/01/17 - 9/01/30 .....................................             1,221,258              1,341,014
   FHLMC Gold 30-Year, 9.00%, 9/01/30 ................................................               730,615                809,764
   FHLMC Gold 30-Year, 9.25%, 12/01/08 - 8/01/14 .....................................               167,045                176,362
   FHLMC Gold 30-Year, 9.50%, 12/01/16 - 4/01/25 .....................................             2,902,108              3,273,132
   FHLMC Gold 30-Year, 10.00%, 1/01/19 ...............................................               594,621                672,488
   FHLMC PC 15-Year, 9.50%, 8/01/19 ..................................................               279,547                310,416
   FHLMC PC 30-Year, 8.50%, 5/01/17 ..................................................             2,187,130              2,418,671
                                                                                                                       ------------
                                                                                                                        128,096,583
                                                                                                                       ------------
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 5.1%
   FHLMC, ARM, 3.00%, 4/01/17 ........................................................               136,874                137,943
   FHLMC, ARM, 3.333%, 5/01/20 .......................................................               564,812                581,820
   FHLMC, ARM, 3.429%, 5/01/22 .......................................................               357,796                371,467
   FHLMC, ARM, 3.434%, 11/01/16 ......................................................               895,560                918,128
   FHLMC, ARM, 3.483%, 3/01/19 .......................................................               420,799                435,530
   FHLMC, ARM, 3.50%, 4/01/18 ........................................................               222,161                230,295
   FHLMC, ARM, 3.507%, 11/01/25 ......................................................               185,673                188,567
   FHLMC, ARM, 3.528%, 7/01/22 .......................................................             2,957,737              3,042,917
   FHLMC, ARM, 3.743%, 11/01/25 ......................................................               928,664                963,901
   FHLMC, ARM, 3.826%, 7/01/24 .......................................................               456,194                473,205
   FHLMC, ARM, 3.84%, 12/01/30 .......................................................               375,276                393,031
   FHLMC, ARM, 3.841%, 9/01/27 .......................................................               421,838                434,266
   FHLMC, ARM, 4.445%, 5/01/30 .......................................................               824,659                851,592
   FHLMC, ARM, 5.004%, 4/01/24 .......................................................               573,298                586,672
   FHLMC, ARM, 5.225%, 1/01/32 .......................................................             1,096,894              1,138,319
   FHLMC, ARM, 5.232%, 10/01/18 ......................................................               449,278                458,247


                                                              Annual Report | 13

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE (CONT.)
   FHLMC, ARM, 5.745%, 1/01/31 .......................................................          $    912,053           $    940,479
   FHLMC, ARM, 5.976%, 1/01/28 .......................................................               583,103                592,765
   FHLMC, ARM, 6.072%, 7/01/30 .......................................................             1,048,629              1,075,067
   FHLMC, ARM, 6.156%, 8/01/31 .......................................................               251,898                260,271
   FHLMC, ARM, 6.358%, 4/01/30 .......................................................             4,514,033              4,622,203
   FHLMC, ARM, 6.669%, 4/01/31 .......................................................               196,184                200,302
   FHLMC, ARM, 6.873%, 11/01/19 ......................................................               388,126                400,489
                                                                                                                       ------------
                                                                                                                         19,297,476
                                                                                                                       ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 30.9%
   FNMA 15-Year, 5.00%, 6/01/18 - 7/01/18 ............................................            10,082,309             10,273,283
   FNMA 15-Year, 5.50%, 5/01/14 - 2/01/18 ............................................             7,929,737              8,217,683
   FNMA 15-Year, 6.00%, 1/01/11 - 5/01/17 ............................................             7,668,763              8,049,877
   FNMA 15-Year, 6.50%, 9/01/08 - 10/01/16 ...........................................               924,009                979,189
   FNMA 15-Year, 7.00%, 7/01/09 - 11/01/11 ...........................................                 4,417                  4,689
   FNMA 15-Year, 7.50%, 7/01/09 - 7/01/12 ............................................                64,035                 68,196
   FNMA 20-Year, 6.50%, 5/01/16 - 5/01/19 ............................................             7,730,177              8,159,449
   FNMA 30-Year, 5.00%, 4/01/34 ......................................................             1,984,721              1,966,949
(a)FNMA 30-Year, 5.50%, 9/01/33 - 10/15/34 ...........................................            42,360,778             42,962,088
(a)FNMA 30-Year, 6.00%, 12/01/23 - 10/01/28 ..........................................             4,240,052              4,385,837
   FNMA 30-Year, 6.50%, 12/01/27 - 8/01/32 ...........................................            16,226,700             17,044,195
   FNMA 30-Year, 7.00%, 6/01/24 - 6/01/31 ............................................             4,403,000              4,674,628
   FNMA 30-Year, 7.50%, 8/01/25 - 5/01/32 ............................................             1,005,729              1,078,094
   FNMA 30-Year, 8.00%, 7/01/16 - 7/01/31 ............................................               208,582                227,307
   FNMA 30-Year, 8.50%, 7/01/24 - 11/01/28 ...........................................             3,618,476              3,989,279
   FNMA 30-Year, 9.00%, 8/01/09 - 9/01/26 ............................................             1,143,301              1,254,324
   FNMA 30-Year, 9.25%, 10/01/09 .....................................................                15,066                 15,839
   FNMA 30-Year, 9.50%, 11/01/15 - 4/01/30 ...........................................             1,249,290              1,398,941
   FNMA 30-Year, 10.00%, 7/01/16 - 4/01/21 ...........................................             1,060,796              1,190,583
   FNMA 30-Year, 10.50%, 1/01/16 - 5/01/30 ...........................................               141,537                158,873
   FNMA 30-Year, 11.00%, 10/01/15 - 6/01/30 ..........................................               226,775                258,418
   FNMA 30-Year, 12.00%, 4/01/15 - 5/01/16 ...........................................                 7,460                  8,503
   FNMA 30-Year, 12.50%, 9/01/13 - 12/01/13 ..........................................                 2,260                  2,600
   FNMA PL, 30-Year, 10.00%, 9/01/20 .................................................                26,309                 29,583
                                                                                                                       ------------
                                                                                                                        116,398,407
                                                                                                                       ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 8.4%
   FNMA, ARM, 2.713%, 7/01/17 ........................................................               329,879                333,857
   FNMA, ARM, 3.008%, 1/01/18 ........................................................             3,732,607              3,802,729
   FNMA, ARM, 3.281%, 7/01/27 ........................................................               357,649                367,160
   FNMA, ARM, 3.33%, 7/01/14 .........................................................               831,628                851,035
   FNMA, ARM, 3.343%, 6/01/25 ........................................................               291,211                301,819
   FNMA, ARM, 3.375%, 9/01/18 ........................................................                63,715                 65,250
   FNMA, ARM, 3.386%, 4/01/18 ........................................................                94,466                 96,989
   FNMA, ARM, 3.426%, 4/01/27 ........................................................               490,306                504,342
   FNMA, ARM, 3.45%, 8/01/27 .........................................................               179,838                185,256
   FNMA, ARM, 3.48%, 1/01/17 .........................................................               983,810              1,008,421
   FNMA, ARM, 3.548%, 5/01/27 ........................................................               687,184                714,211


14 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE (CONT.)
   FNMA, ARM, 3.55%, 7/01/25 .........................................................          $    242,084           $    248,785
   FNMA, ARM, 3.55%, 7/01/19 .........................................................             3,360,095              3,465,458
   FNMA, ARM, 3.617%, 12/01/22 .......................................................               443,196                455,698
   FNMA, ARM, 3.642%, 11/01/31 .......................................................             2,207,172              2,278,155
   FNMA, ARM, 3.744%, 8/01/29 ........................................................               367,011                380,307
   FNMA, ARM, 3.786%, 4/01/21 ........................................................               163,533                167,151
   FNMA, ARM, 3.878%, 10/01/29 .......................................................               224,986                233,058
   FNMA, ARM, 3.903%, 5/01/27 ........................................................             1,540,990              1,582,878
   FNMA, ARM, 3.953%, 10/01/24 .......................................................             1,114,958              1,151,910
   FNMA, ARM, 3.97%, 5/01/25 .........................................................                59,015                 60,547
   FNMA, ARM, 3.987%, 7/01/26 ........................................................               104,243                106,556
   FNMA, ARM, 4.006%, 10/01/29 .......................................................               633,156                654,933
   FNMA, ARM, 4.258%, 8/01/26 ........................................................               475,563                493,734
   FNMA, ARM, 4.264%, 8/01/30 ........................................................               669,621                695,850
   FNMA, ARM, 4.49%, 2/01/32 .........................................................               511,366                524,197
   FNMA, ARM, 4.505%, 10/01/19 .......................................................               756,747                761,108
   FNMA, ARM, 5.11%, 6/01/17 .........................................................               228,344                235,144
   FNMA, ARM, 5.16%, 12/01/31 ........................................................               624,749                639,673
   FNMA, ARM, 5.176%, 8/01/32 ........................................................               272,085                277,604
   FNMA, ARM, 5.393%, 5/01/28 ........................................................             1,198,466              1,244,835
   FNMA, ARM, 5.48%, 5/01/21 .........................................................               682,554                706,722
   FNMA, ARM, 5.523%, 1/01/32 ........................................................               436,271                443,154
   FNMA, ARM, 5.765%, 5/01/30 ........................................................               207,225                213,969
   FNMA, ARM, 5.908%, 8/01/29 ........................................................               119,338                122,486
   FNMA, ARM, 5.91%, 10/01/32 ........................................................               488,255                501,694
   FNMA, ARM, 5.95%, 4/01/18 .........................................................               239,998                248,722
   FNMA, ARM, 5.964%, 7/01/31 ........................................................               305,297                312,355
   FNMA, ARM, 5.994%, 7/01/31 ........................................................             2,355,375              2,436,053
   FNMA, ARM, 6.009%, 6/01/31 ........................................................             1,174,651              1,199,877
   FNMA, ARM, 6.043%, 5/01/31 ........................................................               108,972                112,016
   FNMA, ARM, 6.125%, 11/01/28 .......................................................               201,809                204,675
   FNMA, ARM, 6.144%, 12/01/24 .......................................................               228,718                238,558
   FNMA, ARM, 6.48%, 4/01/31 .........................................................               327,444                335,963
   FNMA, ARM, 7.279%, 9/01/32 ........................................................               468,829                487,495
   FNMA, ARM, 8.295%, 6/01/30 ........................................................                83,784                 85,524
                                                                                                                       ------------
                                                                                                                         31,537,913
                                                                                                                       ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 20.7%
   GNMA I 15-Year, SF, 7.00%, 4/15/14 ................................................               149,599                159,667
   GNMA I 15-Year, SF, 8.00%, 9/15/15 ................................................               178,425                191,726
   GNMA I 30-Year, SF, 10.00%, 10/15/18 - 2/15/19 ....................................                36,162                 40,825
   GNMA I 30-Year, SF, 10.50%, 1/15/16 ...............................................                 1,379                  1,460
   GNMA I 30-Year, SF, 5.00%, 5/15/34 ................................................             9,745,994              9,714,067
   GNMA I 30-Year, SF, 5.50%, 9/15/33 - 6/15/34 ......................................             3,394,539              3,460,839
   GNMA I 30-Year, SF, 6.00%, 2/15/29 - 12/15/33 .....................................             3,284,683              3,411,731
   GNMA I 30-Year, SF, 6.50%, 1/15/24 - 9/15/32 ......................................             1,638,201              1,731,782
   GNMA I 30-Year, SF, 7.00%, 10/15/09 - 11/15/29 ....................................             3,084,606              3,278,179
   GNMA I 30-Year, SF, 7.50%, 10/15/23 - 10/15/29 ....................................               338,675                365,628


                                                              Annual Report | 15

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (CONT.)
   GNMA I 30-Year, SF, 8.00%, 1/15/17 - 1/15/28 ...............................................      $   961,417        $ 1,054,595
   GNMA I 30-Year, SF, 8.25%, 4/15/06 - 10/15/21 ..............................................          584,231            635,777
   GNMA I 30-Year, SF, 8.50%, 6/15/16 - 8/15/26 ...............................................          900,546            998,118
   GNMA I 30-Year, SF, 9.00%, 1/15/05 - 8/15/28 ...............................................          309,733            339,617
   GNMA I 30-Year, SF, 9.50%, 10/15/09 - 10/15/20 .............................................          233,943            257,893
   GNMA II 15-Year, SF, 9.00%, 8/20/06 - 12/20/06 .............................................            2,900              3,014
   GNMA II 30-Year, SF, 5.00%, 9/20/33 - 1/20/34 ..............................................       22,793,690         22,689,526
   GNMA II 30-Year, SF, 6.00%, 3/20/34 - 6/20/34 ..............................................       13,989,860         14,518,663
   GNMA II 30-Year, SF, 6.50%, 1/20/26 - 2/20/34 ..............................................        3,624,836          3,825,851
   GNMA II 30-Year, SF, 7.00%, 3/20/27 - 11/20/32 .............................................        6,130,641          6,527,167
   GNMA II 30-Year, SF, 7.50%, 11/20/22 - 7/20/32 .............................................        3,812,187          4,093,925
   GNMA II 30-Year, SF, 8.00%, 8/20/26 ........................................................            1,228              1,341
   GNMA II 30-Year, SF, 9.00%, 11/20/19 - 3/20/25 .............................................           23,778             26,751
   GNMA II 30-Year, SF, 10.50%, 6/20/20 .......................................................               96                104
   GNMA II 30-Year, SF, 7.50%, 6/20/17 ........................................................           57,130             61,566
   GNMA II 30-Year, SF, 8.00%, 1/20/17 - 7/20/17 ..............................................          396,252            431,887
   GNMA II 30-Year, SF, 8.50%, 7/20/16 - 8/20/16 ..............................................           97,115            107,113
                                                                                                                        -----------
                                                                                                                         77,928,812
                                                                                                                        -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), ADJUSTABLE RATE .2%
   GNMA, SF, ARM, 4.625%, 11/20/25 ............................................................          210,252            214,291
   GNMA, SF, ARM, 4.75%, 7/20/27 ..............................................................          687,020            696,673
                                                                                                                        -----------
                                                                                                                            910,964
                                                                                                                        -----------
   HOME EQUITY ASSET-BACKED SECURITIES 12.6%
   AFC Home Equity Loan Trust, 1997-4, 2A2, Margin .24% + 1 Month LIBOR, Resets Monthly
     1.33%, 12/22/27 ..........................................................................        1,762,292          1,764,782
   Ameriquest Mortgage Securities Inc., 2002-3, AF5, 5.47%, 8/25/32 ...........................          793,482            793,875
   Asset Backed Funding Certificates, 2001-AQ1, M1, 6.863%, 5/20/32 ...........................        6,000,000          6,136,851
   Chase Funding Mortgage Loan Asset Backed Certificates, 1993-3, IIA1, 5.7125%, 9/25/29 ......          333,796            334,125
   Chase Funding Mortgage Loan Asset-Backed Certificates, 2003-6, 1A4, 4.499%, 8/25/30 ........       10,000,000         10,038,529
   Citifinancial Mortgage Securities Inc., 2003-1, AF3, 4.001%, 1/25/33 .......................        4,000,000          4,024,354
   Contimortgage Home Equity Loan Trust, 99-3, A6, 7.68%, 12/25/29 ............................          552,534            569,048
   Countrywide Asset-Backed Certificates, 2004-7, AF4, 4.774%, 8/25/32 ........................        2,862,000          2,861,960
   FNMA Grantor Trust, 2003-T4, 2A3, 2.859%, 12/26/29 .........................................          496,262            497,887
   Morgan Stanley Capital I, 2002-NC4, A2, Margin .40% + 1 Month LIBOR, Resets Monthly
     2.23%, 9/25/32 ...........................................................................        1,064,992          1,067,432
   Residential Asset Mortgage Products Inc., 2004-RS3, AI3, 4.237%, 6/25/31 ...................        3,700,000          3,628,194
   Residential Asset Securities Corp., 2000-KS2, AII, Margin .25% + 1 Month LIBOR, Resets
     Monthly 1.34%, 3/25/30 ...................................................................        2,772,506          2,776,447
   Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32 .........................        2,500,000          2,477,948
   Residential Funding Mortgage Securities II, 2004-HI2, A4, 5.24%, 9/25/18 ...................        5,000,000          5,125,869
   Residential Funding Mortgage Securities II, 2002-HI5, A4, 4.04%, 7/25/15 ...................        2,500,000          2,515,786
   Residential Funding Mortgage Securities II, 2004-HS1, AI4, 3.77%, 1/25/22 ..................        3,000,000          2,903,906
                                                                                                                        -----------
                                                                                                                         47,516,993
                                                                                                                        -----------


16 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       MISCELLANEOUS MORTGAGE-BACKED SECURITIES 1.9%
       Travelers Mortgage Services Inc., 4.119%, 12/25/18 .........................         $        250,696          $     256,235
       Vanderbilt Mortgage Finance, 6.75%, 10/07/28 ...............................                  100,000                105,556
       Wells Fargo Home Equity Trust, 2004-2, A15, 4.87%, 11/25/28 ................                6,868,000              6,902,347
                                                                                                                      -------------
                                                                                                                          7,264,138
                                                                                                                      -------------
       TOTAL LONG TERM INVESTMENTS (COST $425,720,195) ............................                                     428,951,286
                                                                                                                      -------------

                                                                                            ----------------
                                                                                                 SHARES
                                                                                            ----------------
       SHORT TERM INVESTMENT (COST $12,361,831) 3.3%
       MONEY FUND
    (b)Franklin Institutional Fiduciary Trust Money Market Portfolio ..............               12,361,831             12,361,831
                                                                                                                      -------------

                                                                                            ----------------
                                                                                            PRINCIPAL AMOUNT
                                                                                            ----------------
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $199,569) .1%
(c),(d)U.S. Treasury Bill, 11/18/04 ...............................................         $        200,000                199,569
                                                                                                                      -------------
       TOTAL INVESTMENTS (COST $438,281,596) 117.2% ...............................                                     441,512,686
       OTHER ASSETS, LESS LIABILITIES (17.2)% .....................................                                     (64,664,618)
                                                                                                                      -------------
       NET ASSETS 100.0% ..........................................................                                   $ 376,848,068
                                                                                                                      =============

(a)   See Note 1(b) regarding securities purchased on a to-be-announced basis.

(b) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

(c)   On deposit with broker for initial margin on futures contracts Note 1(c).

(d)   Security is traded on a discount basis with a zero coupon.


                         Annual Report | See notes to financial statements. | 17

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

GLOSSARY OF TERMS

ARM    - Adjustable Rate Mortgage
LIBOR  - London InterBank Offering Rate
PC     - Participation Certificate
PL     - Project Loan
SF     - Single Family


18 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...........................................................         $ 425,919,765
  Cost - Sweep Money Fund (Note 7) ......................................................            12,361,831
                                                                                                  -------------
  Value - Unaffiliated issuers ..........................................................           429,150,855
  Value - Sweep Money Fund (Note 7) .....................................................            12,361,831
 Receivables:
  Investment securities sold ............................................................               414,958
  Capital shares sold ...................................................................               867,496
  Interest ..............................................................................             1,653,916
                                                                                                  -------------
      Total assets ......................................................................           444,449,056
                                                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased .......................................................            66,274,026
  Capital shares redeemed ...............................................................               845,921
  Affiliates ............................................................................               138,989
 Distributions to shareholders ..........................................................               262,884
 Other liabilities ......................................................................                79,168
                                                                                                  -------------
      Total liabilities .................................................................            67,600,988
                                                                                                  -------------
       Net assets, at value .............................................................         $ 376,848,068
                                                                                                  =============
Net assets consist of:
 Distributions in excess of net investment income .......................................         $    (367,933)
 Net unrealized appreciation (depreciation) .............................................             3,225,981
 Accumulated net realized gain (loss) ...................................................           (10,470,679)
 Capital shares .........................................................................           384,460,699
                                                                                                  -------------
       Net assets, at value .............................................................         $ 376,848,068
                                                                                                  =============
 Net assets, at value ...................................................................         $ 376,848,068
                                                                                                  =============
 Shares outstanding .....................................................................            37,824,040
                                                                                                  =============
 Net asset value per share(a) ...........................................................         $        9.96
                                                                                                  =============
 Maximum offering price per share (net asset value per share / 95.75%) ..................         $       10.40
                                                                                                  =============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 19

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF OPERATIONS
for the year ended September 30, 2004

Investment income:
 Dividends from Sweep Money Fund .........................................................    $    101,641
 Interest ................................................................................      15,008,396
                                                                                              ------------
      Total investment income ............................................................      15,110,037
                                                                                              ------------
Expenses:
 Management fees (Note 3) ................................................................       1,506,812
 Transfer agent fees (Note 3) ............................................................         455,983
 Custodian fees (Note 4) .................................................................           9,758
 Reports to shareholders .................................................................          30,132
 Registration and filing fees ............................................................          41,308
 Professional fees .......................................................................          37,040
 Trustees' fees and expenses .............................................................          24,272
 Other ...................................................................................          33,438
                                                                                              ------------
      Total expenses .....................................................................       2,138,743
      Expense reductions (Note 4) ........................................................            (338)
                                                                                              ------------
       Net expenses ......................................................................       2,138,405
                                                                                              ------------
        Net investment income ............................................................      12,971,632
                                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................................       3,963,872
  Financial futures contracts ............................................................         (11,194)
                                                                                              ------------
     Total net gain (loss) from investments ..............................................       3,952,678
 Net change in unrealized appreciation (depreciation) on investments .....................         (66,011)
                                                                                              ------------
Net realized and unrealized gain (loss) ..................................................       3,886,667
                                                                                              ------------
Net increase (decrease) in net assets resulting from operations ..........................    $ 16,858,299
                                                                                              ============


20 | See notes to financial statements. | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended September 30, 2004 and 2003

                                                                                             --------------------------------
                                                                                                  2004               2003
                                                                                             --------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .............................................................       $  12,971,632      $  12,130,000
   Net realized gain (loss) from investments and financial futures ...................           3,952,678          6,009,287
   Net unrealized appreciation (depreciation) on investments .........................             (66,011)        (3,978,112)
                                                                                             --------------------------------
       Net increase (decrease) in net assets resulting from operations ...............          16,858,299         14,161,175
 Distributions to shareholders from:
   Net investment income .............................................................         (21,406,995)       (23,092,475)
   Net realized gains ................................................................                  --         (3,766,405)
                                                                                             --------------------------------
 Total distributions to shareholders .................................................         (21,406,995)       (26,858,880)
 Capital share transactions (Note 2) .................................................         (40,430,232)        26,823,466
                                                                                             --------------------------------
 Redemption fees .....................................................................                  52                 --
                                                                                             --------------------------------
       Net increase (decrease) in net assets .........................................         (44,978,876)        14,125,761
Net assets:
 Beginning of year ...................................................................         421,826,944        407,701,183
                                                                                             --------------------------------
 End of year .........................................................................       $ 376,848,068      $ 421,826,944
                                                                                             ================================
Distributions in excess of net investment income included in net assets:
 End of year .........................................................................       $    (367,933)     $    (472,622)
                                                                                             ================================


                         Annual Report | See notes to financial statements. | 21

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one Fund, the Franklin Strategic Mortgage Portfolio (the Fund). The Fund seeks total return. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Mortgage-backed and asset-backed securities may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, prepayment speeds, yield, maturity, coupon, and credit ratings. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

B. SECURITIES PURCHASED ON A TBA BASIS

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. FUTURES CONTRACTS

The Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.


22 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

E. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Fund's shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statement of Changes.


                                                              Annual Report | 23

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2004, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                  -------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                                             2004                            2003
                                                  -------------------------------------------------------------
                                                     SHARES          AMOUNT          SHARES           AMOUNT
                                                  -------------------------------------------------------------
Shares sold ................................        9,677,050    $  96,610,106     16,477,900    $ 168,508,139
Shares issued in reinvestment
 of distributions ..........................        1,741,712       17,351,096      2,108,653       21,507,173
Shares redeemed ............................      (15,506,489)    (154,391,434)   (16,044,902)    (163,191,846)
                                                  -------------------------------------------------------------
Net increase (decrease) ....................       (4,087,727)   $ (40,430,232)     2,541,651    $  26,823,466
                                                  =============================================================

3. TRANSACTION WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities.

-----------------------------------------------------------------------------------------
ENTITY                                                            AFFILIATION
-----------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin/Templeton Services, LLC (FT Services)                    Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

-----------------------------------------------------------------------------------------
ANNUALIZED FEE RATE            AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------------
       .40%                    First $250 million
       .38%                    Over $250 million, up to and including $500 million
       .36%                    In excess of $500 million


24 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

3. TRANSACTION WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the year:

Sales charges received ..............................................   $ 89,312
Contingent deferred sales charges retained ..........................   $  4,897

D. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $455,983, of which $268,940 was paid to Investor Services.

E. OTHER AFFILIATED TRANSACTIONS

At September 30, 2004, Advisers owned 17.88% of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At September 30, 2004, the Fund had tax basis capital losses of $6,223,578 which may be carried over to offset future capital gains. Such losses expire in 2012.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions and paydown losses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, financial futures transactions, mortgage dollar roll, and paydown losses.

At September 30, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $4,236,379. For tax purposes, such losses will be reflected in the year ending September 30, 2005.


                                                              Annual Report | 25

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

5. INCOME TAXES (CONTINUED)

At September 30, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ....................................          $ 438,805,413
                                                                  =============
Unrealized appreciation ................................          $   3,838,425
Unrealized depreciation ................................             (1,131,152)
                                                                  -------------
Net unrealized appreciation ............................          $   2,707,273
                                                                  =============
Undistributed ordinary income ..........................          $     402,948
Undistributed long term capital gains ..................                     --
                                                                  -------------
Distributable earnings .................................          $     402,948
                                                                  =============

The tax character of distributions paid during the years ended September 30, 2004 and 2003, were as follows:

                                                 -------------------------------
                                                     2004               2003
                                                 -------------------------------
Distributions paid from:
 Ordinary income .......................         $21,406,995         $26,597,758
 Long-term capital gain ................                  --             261,122
                                                 -------------------------------
                                                 $21,406,995         $26,858,880
                                                 ===============================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended September 30, 2004 aggregated $1,079,874,241 and $1,133,389,133, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. FINANCIAL FUTURES CONTRACTS

As of September 30, 2004, the Fund had the following financial futures contracts outstanding:

--------------------------------------------------------------------------------------------------------
                                                 NUMBER OF                      CONTRACT     UNREALIZED
CONTRACTS TO SELL                                CONTRACTS   DELIVERY DATES    FACE VALUE    GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note ...................       100         12/01/04       $10,000,000      $(5,109)


26 | Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

9. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.

On October 25, 2004, the State of Massachusetts filed an administrative complaint against Franklin Resources, Inc. ("FRI") alleging a violation of the Massachusetts Uniform Securities law (the "Act") in connection with having filed on September 20, 2004, an allegedly false and misleading report on Form 8-K with the SEC. The Massachusetts administrative complaint seeks an order calling for FRI to cease and desist from further violations of the Act and to pay an administrative fine in an amount to be determined.

FRI's SEC filing of September 20, 2004 described the settlement consent order with the State of Massachusetts and reported while "Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in the best interest of the Company and its funds' shareholders to settle this issue now and move forward." The October 25, 2004 State of Massachusetts administrative complaint alleges that this description of the settlement consent order was materially false and misleading under Massachusetts law. FRI's management disagrees with the allegation made in this administrative complaint and continues to believe that the description of the terms of the settlement consent order issued by the State of Massachusetts is neither false nor misleading.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT

On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and


                                                              Annual Report | 27

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

9. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT (CONTINUED)

sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.


28 |  Annual Report

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 29

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC MORTGAGE
PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Mortgage Portfolio (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
November 12, 2004


30 | Annual Report

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION         TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (83)         Trustee          Since 1992         111                          None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated
(gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)             Trustee          Since 1992         140                          Director, Bar-S Foods (meat
One Franklin Parkway                                                                               packing company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)          Trustee          Since 1992         141                          None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (52)             Trustee          Since 2003         96                           Director, Amerada Hess
One Franklin Parkway                                                                               Corporation (exploration and
San Mateo, CA 94403-1906                                                                           refining of oil and gas); H.J.
                                                                                                   Heinz Company (processed foods
                                                                                                   and allied products); RTI
                                                                                                   International Metals, Inc.
                                                                                                   (manufacture and distribution of
                                                                                                   titanium); and Canadian National
                                                                                                   Railway (railroad).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (75)            Trustee          Since 1992         113                          Director, The California Center
One Franklin Parkway                                                                               for Land Recycling
San Mateo, CA 94403-1906                                                                           (redevelopment).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)            Trustee          Since 1998          140                         Director, White Mountains
One Franklin Parkway                                                                               Insurance Group, Ltd. (holding
San Mateo, CA 94403-1906                                                                           company); Martek Biosciences
                                                                                                   Corporation; MedImmune, Inc.
                                                                                                   (biotechnology); and
                                                                                                   Overstock.com (Internet
                                                                                                   services); and FORMERLY,
                                                                                                   Director, MCI Communication
                                                                                                   Corporation (subsequently known
                                                                                                   as MCI WorldCom, Inc. and
                                                                                                   WorldCom, Inc.) (communications
                                                                                                   services) (1988-2002) and
                                                                                                   Spacehab, Inc. (aerospace
                                                                                                   services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (59)            Trustee and      Trustee since       36                          None
One Franklin Parkway              Vice President   1993 and Vice
San Mateo, CA 94403-1906                           President since
                                                   1992
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (71)         Trustee and      Trustee since 1992  140                         None
One Franklin Parkway              Chairman of      and Chairman of
San Mateo, CA 94403-1906          the Board        the Board since
                                                   1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


32 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64)     Trustee,         Trustee since       123                         None
One Franklin Parkway              President        1992, President
San Mateo, CA 94403-1906          and Chief        since 1993 and
                                  Executive        Chief Executive
                                  Officer -        Officer -
                                  Investment       Investment
                                  Management       Management
                                                   since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)               Chief            Since July 2004     Not Applicable              None
One Franklin Parkway              Compliance
San Mateo, CA 94403-1906          Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.,
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (42)              Treasurer        Since July 2004     Not Applicable              None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)           Vice President   Since 1995          Not Applicable              None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive
Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer,
Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)             Senior Vice      Since 2002          Not Applicable              None
500 East Broward Blvd.            President and
Suite 2100                        Chief Executive
Fort Lauderdale, FL 33394-3091    Officer -
                                  Finance and
                                  Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC, and officer of some of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)                Vice President   Since 2000          Not Applicable              None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (56)             Vice President   Since 2000          Not Applicable              None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)            Vice President   Since 2002          Not Applicable              Director, FTI Banque, Arch
600 Fifth Avenue                  - AML                                                            Chemicals, Inc. and Lingnan
Rockefeller Center                Compliance                                                       Foundation.
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF           FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)            Vice President   Since 2000          Not Applicable              None
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (52)              Chief Financial  Since May 2004      Not Applicable              None
500 East Broward Blvd.            Officer and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Accounting
                                  Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

      Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 35

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

36 |  Annual Report

LITERATURE REQUEST

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II(1)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Federal Money Fund(5), (6)
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(5), (7)
Franklin Money Fund(5), (6)
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(8)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(9)
Tax-Exempt Money Fund(5), (6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(10)
Colorado
Connecticut
Florida(10)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(10)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
  Products Trust(11)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(7) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(8) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(9)   Portfolio of insured municipal securities.

(10) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(11) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/04                                              Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)              One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC
MORTGAGE PORTFOLIO

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

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157 A2004 11/04

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $19,163 for the fiscal year ended September 30, 2004 and $16,689 for the fiscal year ended September 30, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $48,619 for the fiscal year ended September 30, 2004 and $3,619 for the fiscal year ended September 30, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $213 for the fiscal year ended September 30, 2004 and $0 for the fiscal year ended September 30, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,787 for the fiscal year ended September 30, 2004 and $12,000 for the fiscal year ended September 30, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,619 for the fiscal year ended September 30, 2004 and $15,619 for the fiscal year ended September 30, 2003.

(h) No disclosures are required by this Item 4(h).

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC MORTGAGE PROTFOLIO

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    November 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    November 29, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    November 29, 2004